Quarterly Report
September 30, 2022
MFS®  Global Real
Estate Portfolio
MFS® Variable Insurance Trust III
VRE-Q3

Portfolio of Investments
9/30/22 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 96.2%
Brokerage & Asset Managers – 1.7%
Brookfield Asset Management, Inc., “A”	60,888	$2,490,883
Construction – 6.9%
American Homes 4 Rent, “A”, REIT	83,817	$2,750,036
AvalonBay Communities, Inc., REIT	22,121	4,074,467
Essex Property Trust, Inc., REIT	9,474	2,294,887
Mid-America Apartment Communities, Inc., REIT	6,918	1,072,774
		$10,192,164
Engineering - Construction – 1.0%
Corporacion Inmobiliaria Vesta S.A.B. de C.V.	796,629	$1,484,124
Forest & Paper Products – 4.7%
Rayonier, Inc., REIT	112,401	$3,368,658
Weyerhaeuser Co., REIT	128,002	3,655,737
		$7,024,395
Medical & Health Technology & Services – 3.9%
Encompass Health Corp.	51,316	$2,321,023
Welltower, Inc., REIT	53,504	3,441,377
		$5,762,400
Network & Telecom – 4.6%
Equinix, Inc., REIT	12,106	$6,886,377
Real Estate – 67.1%
Alexandria Real Estate Equities, Inc., REIT	21,510	$3,015,487
Big Yellow Group PLC, REIT	200,791	2,364,451
Boston Properties, Inc., REIT	22,844	1,712,615
Brixmor Property Group, Inc., REIT	163,991	3,028,914
Canadian Apartment Properties, REIT	29,881	910,696
CapitaLand India Trusts IEU, REIT	1,736,200	1,262,319
CapitaLand Investment Ltd.	1,525,000	3,673,320
Douglas Emmett, Inc., REIT	68,206	1,222,934
Embassy Office Parks, REIT	420,508	1,787,661
Equity Lifestyle Properties, Inc., REIT	68,878	4,328,293
ESR Group Ltd.	1,324,000	3,339,665
Extra Space Storage, Inc., REIT	33,400	5,768,514
Farmland Partners, Inc., REIT	30,646	388,285
Goodman Group, REIT	368,979	3,686,631
Grainger PLC	1,023,311	2,621,074
Granite REIT	57,361	2,768,493
Heiwa Real Estate Co. Ltd.	24,200	663,815
Japan Logistics Fund, Inc., REIT	932	1,994,304
Katitas Co. Ltd.	164,400	3,662,357
LEG Immobilien SE	24,612	1,480,064
National Retail Properties, Inc., REIT	81,084	3,232,008
National Storage, REIT	1,986,413	2,844,449
Parkway Real Estate LLC, REIT	320,400	944,476
Phillips Edison & Co., REIT	109,617	3,074,757
Prologis, Inc., REIT	108,369	11,010,290
Rural Funds Group, REIT	196,508	287,845
SEGRO PLC, REIT	178,087	1,492,236
Shaftesbury PLC, REIT	491,391	2,006,965
Shurgard Self Storage S.A.	54,903	2,238,400
Simon Property Group, Inc., REIT	64,112	5,754,052

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – continued
Sino Land Co. Ltd.	1,968,613	$2,590,681
Star Asia Investment Corp., REIT	2,672	1,033,870
Sun Communities, Inc., REIT	29,688	4,017,677
Swire Properties Ltd.	1,303,200	2,800,474
Unite Group PLC, REIT	112,066	1,062,683
Urban Edge Properties, REIT	173,089	2,309,007
Vonovia SE, REIT	151,226	3,291,723
		$99,671,485
Telecommunications - Wireless – 5.0%
American Tower Corp., REIT	11,926	$2,560,512
Cellnex Telecom S.A.	82,609	2,546,949
SBA Communications Corp., REIT	7,933	2,258,128
		$7,365,589
Telephone Services – 1.3%
Helios Tower PLC (a)	1,578,118	$1,975,861
Total Common Stocks		$142,853,278
Investment Companies (h) – 3.6%
Money Market Funds – 3.6%
MFS Institutional Money Market Portfolio, 2.64% (v)	5,279,775	$5,280,303

Other Assets, Less Liabilities – 0.2%		362,647
Net Assets – 100.0%		$148,496,228
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $5,280,303 and $142,853,278, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
IEU	International Equity Unit
REIT	Real Estate Investment Trust
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
9/30/22 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

Supplemental Information (unaudited) – continued
significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$83,546,809	$—	$—	$83,546,809
United Kingdom	2,621,074	8,902,196	—	11,523,270
Hong Kong	3,339,665	5,391,155	—	8,730,820
Japan	1,697,685	5,656,661	—	7,354,346
Australia	287,845	6,531,080	—	6,818,925
Canada	6,170,072	—	—	6,170,072
Singapore	—	5,880,115	—	5,880,115
Germany	4,771,787	—	—	4,771,787
Spain	—	2,546,949	—	2,546,949
Other Countries	5,510,185	—	—	5,510,185
Mutual Funds	5,280,303	—	—	5,280,303
Total	$113,225,425	$34,908,156	$—	$148,133,581
For further information regarding security characteristics, see the Portfolio of Investments.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$4,160,356	$37,658,221	$36,538,615	$(439)	$780	$5,280,303
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$27,807	$—
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of September 30, 2022, are as follows:
United States	60.1%
United Kingdom	7.8%
Hong Kong	5.9%
Japan	4.9%
Australia	4.6%
Canada	4.2%
Singapore	4.0%
Germany	3.2%
Spain	1.7%
Other Countries	3.6%
(4) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
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